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                    WARBURG PINCUS CAPITAL APPRECIATION FUND
                           (Common and Advisor Shares)


     Supplement to the Prospectuses and Statement of Additional Information

The following information supersedes certain information in the prospectuses and statement of additional information of the Warburg Pincus Fund listed above in the section entitled "Management of the Fund(s) -- Portfolio Managers":

Susan L. Black is Portfolio Manager of the Warburg Pincus Capital Appreciation Fund, previously Co-Portfolio Manager. George U. Wyper no longer serves as Co-Portfolio Manager of the Fund effective March 6, 1998.

Dated: March 6, 1998                                                16-0398
                                                                    for
                                                                    WPUSL
                                                                    ADCAP